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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------
                                    FORM 8-K
                                   ----------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 21, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)


        California                     000-25331                91-1788300
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


               532 FOLSOM STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (415) 808-8800
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS.

         On August 21, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release announcing that Laureen DeBuono has been appointed Interim Chief Financial Officer, effective September 5, 2001. She will succeed Lawrence P. Reinhold, the company's current Chief Financial Officer, who is resigning effective August 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         EXHIBIT NO.                 DESCRIPTION
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         99.1                        Press release of Critical Path, Inc.
                                     dated August 21, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CRITICAL PATH, INC.

                                          /s/ Lawrence P. Reinhold
Date:    August 27, 2001                  --------------------------------
                                          Lawrence P. Reinhold
                                          Executive Vice-President
                                          and Chief Financial Officer

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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED AUGUST 21, 2001



      Exhibit                            Description
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        99.1          Press Release of Critical Path, Inc. dated August 21, 2001
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